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                                                                   Exhibit 10.4












                             ARGO-TECH CORPORATION
                                TRUST AGREEMENT

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                               TABLE OF CONTENTS


Recitals ............................................................  1

Definitions .........................................................  1

Trust Fund ..........................................................  2

Payments to Beneficiary or Successor ................................  2

Special Tax Distributions ...........................................  4

Trustee Responsibility When Corporation
  Is Insolvent ......................................................  5

No Payments to the Corporation ......................................  6

Additional Powers, Duties, and Immunities of
  the Trustee .......................................................  6

Accounting by Trustee ...............................................  10

Responsibility of Trustee ...........................................  10

Compensation and Expenses of Trustee ................................  11

Tenure and Succession of Trustees ...................................  12

Amendment and Termination ...........................................  13

General Provisions ..................................................  13

Exhibits ............................................................  16














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                             ARGO-TECH CORPORATION
                                TRUST AGREEMENT


        THIS TRUST AGREEMENT ("Agreement"), made this 28th day of
October 1994, is between ARGO-TECH CORPORATION, a Delaware corporation (the "Corporation"), and SOCIETY NATIONAL BANK (together with any successor designated in accordance with Section 11 of this Agreement, the "Trustee"),


                              W I T N E S S E T H:
                              - - - - - - - - - -

        WHEREAS, the Corporation has entered into a Stay Pay Agreement (the "Stay Pay Agreement") that provides for the payment of a "Stay Payment" (as defined in the Stay Pay Agreement) to Michael S. Lipscomb, an executive officer of the Corporation; and

        WHEREAS, with respect to the Stay Pay Agreement, the Corporation desires to establish a trust (the "Trust") and to transfer to the Trust assets to be held therein, subject to the claims of the Corporation's creditors in the event of the Corporation's insolvency, until disposed of in accordance with this Agreement;

        NOW, THEREFORE, the Corporation hereby establishes the Trust, and the parties agree that the Trust shall be comprised, held, and disposed of as follows:

                             SECTION 1. DEFINITIONS

        As used in this Agreement, the following words and phrases shall have the following meanings:

        (a) "Beneficiary" means Michael S. Lipscomb.

        (b) "Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto, and any applicable regulations thereunder.

        (c) "Exhibit" means an exhibit to this Agreement, which is deemed a part of this Agreement.

        (d) "Insolvent" means the Corporation either is unable to pay its debts as they become due or is subject to a pending proceeding as a debtor under the United States Bankruptcy Code, as now in force or hereafter amended.

        (e) "Successor" means a successor in interest of the Beneficiary under the Stay Pay Agreement.

                             SECTION 2. TRUST FUND

        (a) The Corporation has deposited with the Trustee in trust, concurrent with the execution and delivery of this Agreement, the amount described on
Exhibit 2 (a), which shall become principal of the Trust to be held, administered, and disposed of by the Trustee in accordance with this Agreement.

        (b) The Trust hereby established shall be irrevocable, and the Trust and this Agreement may be amended or terminated only in accordance with Section 12 of this Agreement.

        (c) The Trust is intended to be a grantor trust within the meaning of subpart E, part I, chapter J, subchapter 1, subtitle A of the Code with the Corporation as grantor and shall be construed accordingly.

        (d) The principal of the Trust, and any earnings thereon, shall be held in trust separate and apart from other funds of the Corporation and shall be used exclusively for the uses and purposes herein set forth. The Beneficiary or Successor shall not have any preferred claim on, or any beneficial ownership or interest in, any assets of the Trust prior to the time, if any, that such assets are paid to him in accordance with this Agreement, and all rights created under this Agreement shall be mere unsecured contractual rights of the Beneficiary or Successor.

        (e) The Corporation may at any time or from time to time make additional contributions to the Trust of cash or other property that is acceptable to the Trustee to augment the principal hereunder to be held, administered, and disposed of by the Trustee in accordance with this Agreement. The Trustee promptly shall notify the Beneficiary or Successor in writing of any such additional contributions.


                SECTION 3. PAYMENTS TO BENEFICIARY OR SUCCESSOR

        (a) if the Corporation is not then Insolvent, the Trustee, within five business days after the Trustee receives both (i) a certificate signed by the Beneficiary or Successor, in the form of Exhibit 3 (a)(1), and (ii) an affidavit executed by the Beneficiary or






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Successor in the form of Exhibit 3 (a)(2), shall make a payment to the
Beneficiary or Successor from the assets of the Trust in an amount equal to the amount of assets then held under the Trust. Upon receipt of an affidavit in the form of Exhibit 3 (a)(2), the Trustee shall forthwith forward a copy of the affidavit to the Corporation.

        (b) If the Corporation is not then Insolvent, the Trustee, within five business days after the Trustee receives a written direction certified by two officers of the Corporation other than the Beneficiary, shall make a payment to the Beneficiary or Successor from the assets of the Trust in an amount equal to the lesser of the amount specified in such written direction or the amount of assets then held under the Trust. Such payment shall be by bank check or cashier's check and shall be transmitted to the Beneficiary or Successor by United States mail, together with a letter in the form of Exhibit 3(b) signed by an officer of the Trustee.

        (c) The Trustee shall make such provision as it considers necessary or appropriate for the withholding of any federal, state, and local taxes that may be required to be withheld in connection with any payment under Section 3(a) or
Section 3(b) of this Agreement. The Trustee may reserve from any payment under this Section 3 such reasonable amount as it shall deem necessary to provide for expenses and compensation to which it may be entitled under Section 10 and any taxes or other sums chargeable against the Trust for which it may be liable, and in the event that the amount so reserved is more than sufficient for such purposes, the Trustee shall pay the excess thereof to the Beneficiary or Successor within a reasonable time.

        (d) If the assets of the Trust are not sufficient to provide for full payment to the Beneficiary or Successor of the amount required under the Stay Pay Agreement, the Corporation shall make the balance of such payment in accordance with the Stay Pay Agreement, and the Trustee shall have no obligation with respect thereto. If any payment to the Beneficiary or Successor referred to in Section 3(a) or Section 3(b) of this Agreement exceeds the amount to which the Beneficiary or Successor is entitled in accordance with the Stay Pay Agreement, no such payment to the Beneficiary or Successor by the Trustee shall obligate the Beneficiary or Successor to the Trustee or the Corporation with respect to such excess or obligate the Trustee to the Corporation with respect to such excess.








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        (e) Notwithstanding any other provision herein to the contrary, in no circumstances shall the Trustee be liable to the Beneficiary or any Successor for any insufficiency of the Trust assets to discharge payments under the Stay Pay Agreement; rather, the liability for all such payments shall be and remain the ultimate responsibility of the Corporation, and if the assets of the Trust are insufficient at any time to make payments to such Beneficiary or Successor in accordance with the provisions of the Stay Pay Agreement, the Corporation shall make the balance of any such payment as it falls due.

                      SECTION 4. SPECIAL TAX DISTRIBUTIONS

        (a) The Corporation and the Trustee intend that (i) the creation of, transfer of assets to, and the terms of the Trust and this Agreement will not cause any Benefits to be other than "unfunded" for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended, or any successor provision thereto; (ii) transfers of assets to the Trust or the terms of the Trust and this Agreement will not be transfers of property for purposes of
Section 83 of the Code, or any successor provision thereto, nor will such transfers or terms cause a currently taxable benefit to be realized by a Beneficiary or Successor under the "economic benefit" doctrine or otherwise; and
(iii) under Section 451 of the Code, or any successor provision thereto, no amounts hereunder will be includible in the gross income of the Beneficiary or Successor prior to his taxable year in which such amounts are actually distributed or made available by the Trustee to the Beneficiary or Successor.

        (b) If, based upon a change in federal tax or revenue laws, a published ruling or similar announcement issued by the Internal Revenue Service, a regulation issued by the Secretary of the Treasury, a decision by a court of competent jurisdiction involving the Beneficiary or Successor, or a closing agreement made under Section 7121 of the Code that is approved by the Internal Revenue Service and involves the Beneficiary or Successor, the Trustee determines, in its sole judgment, that any portion of such amounts are includible in the gross income of the Beneficiary or Successor prior to the taxable year in which such amounts would, but for this Section 4, otherwise actually be distributed or made available to the Beneficiary or Successor by the Trustee, then the Trustee shall, if the Corporation is not then Insolvent and there are sufficient assets of the Trust, promptly make a distribution to the Beneficiary or Successor, which, after taking into account any Federal, state, and local income






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tax consequences of the special distribution itself, is equal to the sum of any
Federal, state, and local income taxes, interest due thereon, and penalties assessed with respect thereto that are attributable to amounts that are so includible in the gross income of the Beneficiary or Successor. In order to make the foregoing determination, the Trustee may, in its sole discretion, consult with independent legal counsel and in accordance with Section 9(c) shall incur no liability in acting or refraining from acting in accordance with the advice of such counsel. In the event there are insufficient assets of the Trust to make the foregoing distribution, the Trustee shall make a distribution to the extent of the assets available.

        (c) Any special distribution to the Beneficiary or Successor made in accordance with Section 4 (b) of this Agreement shall be treated as an advance payment under the Stay Pay Agreement and shall reduce amounts otherwise payable to the Beneficiary or Successor under the Stay Pay Agreement. Any reduction shall be determined by the Trustee upon the basis that the amount of reduction shall have an actuarial present value equal (to the extent practicable) to the amount of the special distribution. In order to make the foregoing determination, the Trustee may, in its sole discretion, consult with an independent actuary and shall incur no liability in connection with any determination reached in accordance with the advice of such actuary. Prior to and as a condition to making the special distribution contemplated by Section 4
(b), the Trustee shall secure an appropriate waiver and agreement from the Beneficiary or Successor with respect to any such reduction and the provisions of this Section 4 (c).

               SECTION 5. TRUSTEE RESPONSIBILITY WHEN CORPORATION
                                  IS INSOLVENT

        At all times during the continuance of the Trust and this Agreement, all principal and income of the Trust shall be subject to claims of general creditors of the Corporation under Federal and state law as set forth herein. The Board of Directors and the highest ranking officer of the Corporation each immediately shall inform the Trustee in writing whenever it or he believes that the Corporation is Insolvent. If a person claiming to be a creditor of the Corporation alleges in writing to the Trustee that the Corporation has become Insolvent, the Trustee shall determine whether the Corporation is Insolvent and, pending such determination, the Trustee







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


shall discontinue all payments to any Beneficiary or Successor under the Trust.

        Unless the Trustee has actual knowledge that the Corporation is Insolvent, or has received notice from the Corporation or a person claiming to be a creditor alleging that the Corporation is Insolvent, the Trustee shall have no duty to inquire whether the Corporation is Insolvent. The Trustee may in all events rely on such evidence concerning the Corporation's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Corporation's solvency.

        If at any time the Trustee has determined that the Corporation is Insolvent, the Trustee shall discontinue all payments to any Beneficiary or Successor under the Trust and shall hold the assets of the Trust for the benefit of the Corporation's general creditors. If the Trustee has not made a payment pursuant to Section 3 or Section 4 of this Agreement by reason of this Section 5, the Trustee shall resume payments in accordance with Section 3 or Section 4 of this Agreement only after it has determined that the Corporation is not Insolvent (or is no longer Insolvent if the Trustee initially determined the Corporation to be Insolvent). Nothing in this Agreement shall in any way diminish any rights of the Beneficiary or any Successor to pursue their rights as general creditors of the Corporation with respect to the Stay Pay Agreement or otherwise.

                   SECTION 6. NO PAYMENTS TO THE CORPORATION

        The Corporation shall have no right or power to direct the Trustee to pay any assets of the Trust to the Corporation, or its affiliates (other than the Beneficiary or a Successor).

              SECTION 7. ADDITIONAL POWERS, DUTIES, AND IMMUNITIES
                                 OF THE TRUSTEE

        In the administration of the Trust, the Trustee shall have the following additional powers, duties, and immunities:

        (a) The Trust assets, including any income accumulated and added to principal, shall be invested by the Trustee with the purpose of the preservation of principal and liquidity. The rate of return on investment, although important, shall not take precedence over safety of principal and liquidity. The Trustee shall periodically






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

consult with the Corporation regarding the investment of the Trust assets and shall give due regard to the Corporation's desires concerning the investment of the Trust assets. The Trustee shall have the power:

                  (i) to receive, hold, manage, sell, lease, pledge, mortgage, exchange, or otherwise dispose of, and otherwise deal in and with, all or any part of the Trust assets upon such terms, prices, and conditions as it deems advisable;

                  (ii) to invest and reinvest the Trust assets in any property or undivided interest therein, wherever located, including bonds, notes (secured or unsecured), stock of corporations, time and savings deposits (including savings deposits and certificates of deposit in the Trustee or its affiliates if such deposits bear a reasonable rate of interest), real estate or any other interest therein, shares in investment trusts and stock in mutual funds and investment companies (including investment trusts, mutual funds, and investment companies to which the Trustee or an affiliate thereof may serve as investment advisor, sponsor, underwriter, manager, administrator, distributor, custodian, transfer agent, or in any other capacity for which it may receive a fee), and annuities and other policies of insurance, upon such terms, prices, and conditions as it deems advisable, without being restricted by any statute or rule of law governing the investments in which a trustee may invest funds held by it and without regard to the proportion that an investment may bear to the entire amount of the Trust assets;

                  (iii) with the prior written approval of the Corporation, to borrow money upon such terms and conditions and for such purposes as it deems advisable;

                  (iv) to vote in person or by proxy the stocks, securities, or other investments that it holds as Trustee; to execute and deliver proxies, powers of attorney, and other agreements that it deems advisable; to exchange the securities of any corporation or issuing authority for other securities upon such terms and conditions as it deems advisable; to consent to or oppose any corporate action; to pay all assessments and subscriptions as it deems advisable; to exercise






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

         options, warrants, or comparable rights and, in general, to exercise in respect of all stocks, securities, or other investments that it holds as Trustee all rights, powers, and privileges as might be exercised by an individual in his own right;

                  (v) to execute such instruments, deeds, leases, mortgages, contracts, agreements, assignments, transfers, bills of sale, and other documents of any kind as it deems advisable in connection with the powers and duties specified herein; and

                  (vi) to retain uninvested cash in the Trust either in its banking department or elsewhere to meet contemplated payments or transfers from the Trust, or temporarily awaiting investment, without liability for interest thereon.

        (b) The Trustee is empowered to register securities, and to take and hold title to other property, in the name of the Trustee or in the name of a nominee without disclosing the Trust. The Trustee also may hold securities in bearer form and in bulk with securities of the same class and issuer comprising assets of other fiduciary accounts. The Trustee shall be responsible for any wrongful acts of any nominee of the Trustee.

        (c) The Trustee is empowered to employ such agents, accountants, actuaries, and attorneys as the Trustee shall deem advisable and to determine and pay them reasonable compensation without diminution of the compensation of the Trustee. Such compensation paid by the Trustee shall constitute expenses of the Trustee and be governed by Section 11 of this Agreement. The Trustee shall not be liable for any neglect, omission, or wrongdoing of any such agent, accountant, actuary, or attorney if reasonable care is exercised in the selection thereof.

        (d) The Trustee is empowered to enforce, release, compromise, and settle any and all claims in favor of or against the Trust or any separate account under the Trust, whether or not such claims are in litigation, upon such terms and conditions as the Trustee shall deem advisable.

         (e) The Trustee is empowered to pay out of the Trust as a general charge thereon any and all taxes of






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

whatsoever nature assessed against the Trust; provided, however, that, if the Corporation shall notify the Trustee in writing that in the opinion of its counsel any such tax is not lawfully assessed, the Trustee, if so requested by the Corporation, shall contest the validity of such tax in any manner deemed appropriate by the Corporation or its counsel. The word "taxes", as used herein, shall be deemed to include any interest or penalties assessed in respect to such taxes. Unless the Trustee first shall have been indemnified to its satisfaction by the Corporation, however, the Trustee shall not be required to contest the validity of any tax, to institute, maintain, or defend against any other action or proceeding, or to incur any other expense in connection with the Trust, except to the extent that the Trust is sufficient therefor.

        (f) The Trustee is empowered to undertake, maintain, or defend any litigation or proceeding with respect to the Trust. With respect to any determination required by the Trustee under this Agreement, the Trustee may rely upon and shall be fully protected in relying upon any order or determination in any action or proceeding instituted by the Trustee or to which the Trustee is made a party.

        (g) The Trustee shall have all other powers and duties conferred or imposed on trustees by law that are consistent with the provisions of this Agreement and such further powers as may be required to give effect to the powers and duties of the Trustee expressly set forth in this Agreement.

        (h) Notwithstanding any powers granted to the Trustee pursuant to this Agreement or to applicable law: (i) the Trustee shall have no power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Code; and (ii) the Trustee shall have no power to invest any of the Trust assets in life insurance or annuity contracts or in securities or obligations of the Corporation or any affiliate of the Corporation.

        (i) The Trustee shall not be required to furnish bond, nor shall the Trustee be required to obtain leave or confirmation from any court, before exercising any of the powers or performing any of the duties of the Trustee; but the Trustee at all times shall be obligated to act in good faith and to exercise reasonable prudence.







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

        (j) No person dealing with the Trustee shall be obligated to inquire into the Trustee's powers with respect to any action the Trustee may propose to take, and the receipt of the Trustee for any payment made or property transferred to the Trustee by any person shall constitute a complete acquittance to such person for such payment or property and its proper application.

                        SECTION 8. ACCOUNTING BY TRUSTEE

        The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be done, including such specific records as shall be agreed upon in writing between the Corporation and the Trustee. All such accounts, books, and records shall be open to inspection and audit at all reasonable times by the Corporation and the Beneficiary or Successor. Within 60 days following the close of each fiscal year of the Corporation and within 60 days after the resignation or removal of the Trustee, the Trustee shall deliver to the Corporation a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such resignation or removal, setting forth all investments, receipts, disbursements, and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately) and showing all cash, securities, and other property held in the Trust at the end of such year or as of the date of such resignation or removal, as the case may be. In the absence of the filing in writing with the Trustee by the Corporation of exceptions or objections to any such account within 60 days, the Corporation shall be deemed to have approved such account, and in such case, or upon the written approval by the Corporation of any such account, the Trustee shall be released, relieved and discharged with respect to all matters and things set forth in such account as though such account had been settled by the decree of a court of competent jurisdiction.

                      SECTION 9. RESPONSIBILITY OF TRUSTEE

        (a) The Trustee shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent corporate trustee acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; except that the Trustee shall incur no liability to anyone for any action taken in accordance with a






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


direction, request, or approval given in accordance with this Agreement.

        (b) The Trustee shall not be required to undertake or to defend any litigation arising in connection with the Trust, unless it be first indemnified by the Corporation against its prospective costs, expenses, and liabilities, and the Corporation hereby agrees to indemnify the Trustee for such costs, expenses, and liabilities. If the Corporation does not make payment to the Trustee of an agreed indemnity for such costs, expenses, and liabilities in a reasonably timely manner, the Trustee may obtain payment from the Trust to the extent permitted under applicable law and in accordance with Section 10.

        (c) The Trustee may consult with legal counsel (who may also be counsel generally or specially for the Trustee or the Corporation) with respect to any of its duties or obligations hereunder and shall be fully protected in acting or refraining from acting in accordance with the advice of such counsel.

        (d) The Trustee may rely and shall be protected in acting or refraining from acting upon any written notice, instruction, or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented in accordance with this Agreement.

                SECTION 10. COMPENSATION AND EXPENSES OF TRUSTEE

        The Trustee shall be entitled to receive reasonable compensation for its services in accordance with its published fee schedule as in effect from time to time. The Trustee shall be entitled to receive reimbursement of its reasonable expenses incurred with respect to the administration of the Trust, including fees incurred by the Trustee in accordance with this Agreement. Such compensation and expenses shall be payable by the Corporation, but in the absence of timely payment by the Corporation, shall be paid from the assets of the Trust and charged against the Trust assets, but the Corporation shall remain liable therefor and the Trustee shall take reasonable action, including, but not limited to, institution of legal action, to collect such compensation and expenses and upon such collection shall deposit the amounts collected in the Trust. The expenses incurred by the Trustee in connection with any reasonable action required to obtain payment of such compensation or expenses shall constitute additional expenses for which the Trustee shall be entitled to reimbursement under this Section.







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

SECTION 11.  TENURE AND SUCCESSION OF TRUSTEES

        (a) Each Trustee from time to time serving under this Agreement shall have the right to resign by at least 60 days advance written notice to the Corporation (unless the Corporation shall accept shorter notice), and the Corporation may remove any Trustee from time to time serving under this Agreement by at least 60 days advance written notice to the Trustee (unless the Trustee shall accept shorter notice). No such resignation or removal shall become effective, however, until the acceptance of that appointment by a successor Trustee designated in accordance with Section 11(b) of this Agreement.

        (b) If the Trustee, or any successor to it designated in accordance with this Section 11(b), for any reason shall resign, decline, cease, or otherwise fail to serve as Trustee or be removed by the Corporation, the Corporation shall appoint as a successor Trustee a bank or trust company (i) that the Corporation in its discretion considers an appropriate trustee for the Trust, having due regard for the objectives, magnitude, and expected duration of the Trust; (ii) whose trust assets under investment would place it among the 500 largest trust companies in the United States or that is a national banking association or established under the laws of one of the states of the United States with gross assets in excess of $500,000,000; (iii) that is independent and not subject to the control of the Corporation or any affiliate of the Corporation, or the Beneficiary or Successor or any affiliate of the Beneficiary or Successor; and
(iv) that is reasonably satisfactory to the Beneficiary, if living. The preceding determinations shall be made as of the time of appointment of the successor Trustee.

        (c) Upon acceptance of the appointment as such, each successor Trustee shall be vested with the title to the Trust assets possessed by the predecessor Trustee less any amounts to which the predecessor Trustee may be entitled pursuant to Section 10 and shall have all the powers, discretions, and duties of such predecessor Trustee; provided, however, the predecessor Trustee may reserve such reasonable amount as it shall deem necessary to provide for expenses and compensation to which it may be entitled under Section 10 and any taxes or other sums chargeable against the Trust for which it may be liable, and in the event that the amount so reserved is insufficient for such purposes, the Trustee shall be entitled to reimbursement from the Corporation or, in the absence thereof, the successor Trustee. No successor Trustee shall be required to furnish bond.






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

        (d) Each successor Trustee may accept as complete and correct and may rely upon any accounting by any predecessor Trustee and upon any statement or representation by any predecessor Trustee as to the assets comprising or any other matter pertaining to the administration of the Trust. No successor Trustee shall be liable for any act or omission of any predecessor Trustee or have any duty to enforce or seek to enforce any claim of any kind against any predecessor Trustee on account of any such act or omission.

                     SECTION 12. AMENDMENT AND TERMINATION

        (a) This Agreement may not be amended or modified in any respect, except in accordance with this Section 12 (a). At any time and from time to time, the Corporation may amend this Agreement in any respect, but only by delivery to the Trustee of an amendment authorized by the Board of Directors of the Corporation and signed by two officers of the Corporation other than the Beneficiary; except that no such amendment delivered to the Trustee shall be effective unless the Corporation shall obtain the written consent to such amendment of the Beneficiary or Successor and provide the Trustee with such evidence of such consent as the Trustee reasonably shall require. Any amendment shall be effective only upon the Trustee's written acceptance of such amendment, which shall not be unreasonably withheld unless such amendment would affect the powers, duties, liabilities, or compensation of the Trustee.

        (b) The Trust shall terminate on the later of the date on which the Trust no longer contains any assets or the date on which there exists no claim against the Corporation in accordance with Section 10 of this Agreement, or if the Trustee's duties and obligations hereunder are the subject of litigation, the date of final resolution of such litigation.

                         SECTION 13. GENERAL PROVISIONS

        (a) Any provision of this Agreement prohibited by law shall be ineffective to the extent of any such prohibition without invalidating the remaining provisions hereof.

        (b) No right or interest of the Beneficiary or Successor under this Agreement may (either at law or in equity) be anticipated, assigned, encumbered, alienated, pledged, or subjected to attachment, garnishment, levy, execution, or other legal or equitable process or claim.






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


         (c) Nothing in this Agreement shall in any way diminish the rights of the Beneficiary or Successor to pursue his rights as a general creditor of the Corporation with respect to the Stay Pay Agreement or otherwise, and the rights or obligations of the Beneficiary or Successor and the Corporation under the Stay Pay Agreement shall in no way be increased or diminished by any provision of this Agreement or action taken in accordance with this Agreement, except that payments actually received by the Beneficiary or Successor hereunder shall reduce amounts otherwise due to the Beneficiary or Successor in accordance with the Stay Pay Agreement.

         (d) The Corporation shall promptly provide the Trustee a copy of to the Stay Pay Agreement and any amendment thereto. The Corporation shall at all times keep the Trustee informed of the identity of each Successor, if any, of the Beneficiary under the Stay Pay Agreement.

         (e) Except as may otherwise be provided hereunder or agreed to in writing between the Corporation and the Trustee, the Corporation shall have responsibility for the preparation and delivery to persons and governmental agencies of all information, descriptions, reports and returns required by law; the Trustee shall, however, provide such reasonable assistance to the Corporation as is necessary or appropriate for the Corporation to perform such obligations. The Trustee shall be entitled, as it may deem appropriate, to require the. Corporation or any person having any interest under the Trust, to provide such certifications and proofs of facts as shall permit the Trustee to perform its duties under applicable law and regulations adopted thereunder as may be in effect from time to time, or to exercise the powers granted the Trustee under the Trust.

         (f) The creation or maintenance of the Trust shall not entitle any person to continued employment with the Corporation or any of its affiliates or otherwise affect any such employment relationship, nor shall it entitle any person to continued status as a director or officer of the Corporation or any of its affiliates.

         (g) This Agreement may be executed in counterparts, each of which shall be considered an original agreement.

         (h) All notices, requests, consents, and other communications required hereunder shall be in writing and shall be effective when received:







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

If to the Corporation, at:      Argo-Tech Corporation
-------------------------       23555 Euclid Avenue
                                Cleveland, Ohio  44117
                                Attention: The Board of
                                  Directors

If to the Trustee, at:          Society National Bank
---------------------           127 Public Square
                                Cleveland, Ohio  44114
                                Attention: Mr. James McGuire

If to the Beneficiary
---------------------
or Successor at:                Michael S. Lipscomb
---------------------           35985 Brushwood Drive
                                Solon, Ohio  44139

or if any of the foregoing or its or his successors shall have designated a different address by written notice, then at the last address so designated.

         (i) This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

        IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed as of the date first above written, and the Trustee has caused this Agreement to be executed on October 28, 1994.


                                          ARGO-TECH CORPORATION


                                          By: /s/ Paul R. Keen
                                              --------------------------
                                              Title: Vice President,
                                              General Counsel and Secretary


                                          SOCIETY NATIONAL BANK


                                          By: /s/ Kimberlyn D. Hall
                                              --------------------------
                                              Title: Trust Officer


                                          And: /s/ [Illegible]
                                              --------------------------
                                              Title: Vice President

                                  EXHIBIT 2(a)
                                  ------------

        Cash in the following amount has been transferred and delivered to the Trustee, as of the date of this Agreement, to be held and administered in accordance with the foregoing Trust Agreement:


                                                 $344,055.00

                                EXHIBIT 3(a)(1)
                                ---------------


CERTIFICATE UNDER SECTION 3 (a)(1) OF ARGO-TECH CORPORATION TRUST AGREEMENT


         The undersigned hereby certifies to _________________________________
as Trustee (the "Trustee") under the Argo-Tech Corporation Trust Agreement, dated _________________, 1994 (the "Trust Agreement"), that:

         (1) The undersigned is the Beneficiary or a Successor.

         (2) The undersigned, or the Beneficiary through whom the undersigned, as Successor, claims, has complied with all terms of and all conditions have occurred under the Stay Pay Agreement in order for the undersigned to receive currently the Stay Payment.

         (3) The Trustee is hereby directed to pay the undersigned in accordance with Section 3 (a) of the Trust Agreement.

         (4) The undersigned hereby acknowledges and agrees, on behalf of himself and his heirs, executor, administrators, successors, and assigns, that any such payment received by the undersigned shall constitute a payment by the Corporation under the Stay Pay Agreement and shall satisfy the Corporation's liability with respect thereto to the extent of such payment and that if and to the extent that a final, unappealable order of a court of competent jurisdiction shall determine that the undersigned was not entitled to the Stay Payment, the undersigned shall be liable therefor to the Corporation.

         (5) Accompanying this Certificate is an affidavit certifying that this Certificate is true, correct, and complete to the best of the undersigned's knowledge and binding upon the undersigned and the undersigned's heirs, executors, administrators, successors, and assigns, and that copies of this Certificate have been delivered to the Corporation in accordance with Section 13(h) of the Trust Agreement.

        (6) All capitalized terms used in this Certificate that are not defined herein have the meanings given to those terms under the Trust Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate this ____ day of ________________


                                              ---------------------------------
                                                        (Signature)


                                              ---------------------------------
                                                    (Printed or typed name)

                                EXHIBIT 3(a)(2)
                                ----------------


                                   AFFIDAVIT
                                   ---------


         _____________________________________ being first duly sworn, deposes and says:

         1. That the statements, representations, and acknowledgments made by the undersigned in the Certificate attached hereto are true, correct, and complete to the best of the undersigned's knowledge;

         2. That the statements, representations, acknowledgments, and agreements made by the undersigned in the Certificate attached hereto are binding upon the undersigned and the undersigned's heirs, executors, administrators, successors, and assigns; and

         3. That copies of the Certificate attached hereto have been delivered to Argo-Tech Corporation, to the attention of its Board of Directors.


                                              ---------------------------------
                                                         (signature)



STATE OF _________________
COUNTY OF _________________


        Before me, a Notary Public in and for said State and County, personally appeared the above named _______________________________________ who, in my presence, subscribed and swore to the foregoing instrument and acknowledged that the same is his or her voluntary act and deed.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal at ________________________, _____________________, this ____ day of _____________,
19__.


                                              ---------------------------------
                                                         Notary Public

                                  EXHIBIT 3(b)
                                  ------------


       LETTER TO BENEFICIARY OR SUCCESSOR UNDER SECTION 3 (b) OF ARGO-TECH
                          CORPORATION TRUST AGREEMENT


_______________________
_______________________
_______________________



Dear __________________:

        Enclosed is a [bank] [cashier's] check in the amount of $___________________ in payment to you by Argo-Tech Corporation under the Stay Pay Agreement (as defined in the Trust Agreement). [This payment is net of applicable tax withholding as follows: ____________ ________.] By cashing the enclosed check, you acknowledge and agree that $__________________ [pre-tax withholding amount] has been paid to you by Argo-Tech Corporation under Stay Pay Agreement.


                                           [Trustee]


                                           By:
                                               ---------------------------------
                                               Title: